                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-23647
                            (Commission File Number)

     DELAWARE                               77-0360183
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 13, 2000, LJL BioSystems, Inc. announced expansion of its genomics platform with Informatics tools to enable automated SNP scoring and that Incyte Europe adopts LJL SNP Scoring Platform. Further details regarding this announcement are contained in the company's news release dated January 13, 2000 attached as an exhibit hereto and incorporated herein by reference.

         On January 13, 2000, LJL BioSystems, Inc discusses pivotal year and entry into genomics market at Chase Hambrecht & Quist conference. Further details regarding this announcement are contained in the company's news release dated January 13, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits:

                  99.7 LJL BioSystems, Inc. News Release dated January 13, 2000

                  99.8 LJL BioSystems, Inc. News Release dated January 13, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LJL BIOSYSTEMS, INC.



Date:  January 13, 2000              By: /s/  LEV J. LEYTES
                                     ------------------------
                                         Lev J. Leytes
                                         President and CEO


                                      -3-